UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: June 21, 2017
(Date of earliest event reported)

DARDEN RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)
Commission File Number: 1-13666

Florida	59-3305930
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1000 Darden Center Drive, Orlando, Florida 32837
(Address of principal executive offices, including zip code)
(407) 245-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensation Arrangements for Chief Financial Officer
On June 21, 2017, the Compensation Committee of the Board of Directors of the Company (the “Committee”) approved new compensation arrangements for Ricardo Cardenas, Senior Vice President and Chief Financial Officer of the Company. Mr. Cardenas’ base salary will be $625,000 effective July 31, 2017. Mr. Cardenas’ target annual bonus under the Company’s annual cash incentive program will be 90% of his annual base salary, effective for fiscal 2018. Mr. Cardenas’ new target annual equity grant under the Company’s long-term incentive program will have an aggregate value of $1,250,000.
Compensation Arrangements for President, Olive Garden and Executive Vice President, Darden Restaurants
On June 21, 2017, the Committee approved new compensation arrangements for David C. George, President, Olive Garden and Executive Vice President, Darden Restaurants. Mr. George’s base salary will be $700,000 effective July 31, 2017. Mr. George’s target annual bonus under the Company’s annual cash incentive program remained unchanged for fiscal 2018. Mr. George’s new target annual equity grant under the Company’s long-term incentive program will have an aggregate value of $1,250,000.
Compensation Arrangements for President, LongHorn Steakhouse
On June 21, 2017, the Committee approved new compensation arrangements for Todd A. Burrowes, President, LongHorn Steakhouse. Mr. Burrowes’ base salary will be $560,000 effective July 31, 2017. Mr. Burrowes’ target annual bonus under the Company’s annual cash incentive program will be 85% of his annual base salary, effective for fiscal 2018. Mr. Burrowes’ new target annual equity grant under the Company’s long-term incentive program will have an aggregate value of $900,000.
Compensation Arrangements for Chief Executive Officer
On June 22, 2017, the Board of Directors of the Company (the “Board”) approved new compensation arrangements for Eugene I. Lee, Jr., President and Chief Executive Officer of the Company. Mr. Lee’s base salary remained unchanged. Mr. Lee’s target annual bonus under the Company’s annual cash incentive program will be 150% of his annual base salary effective for fiscal 2018. Mr. Lee’s new target annual equity grant under the Company’s long-term incentive program will have an aggregate value of $5,000,000. The Board also approved a special additional equity grant under the Company’s long-term incentive program with the following terms: Mr. Lee will receive a grant of performance stock units (“PSUs”) with an aggregate value of $7,500,000, vesting in three installments: 26.7% will vest on May 31, 2020, 33.3% will vest on May 30, 2021 and the remaining 40% will vest on May 29, 2022. The PSUs will pay out based upon achieving certain three-year, four-year and five-year adjusted EBITDA targets. The grant will be made on the second business day after the Company reports its fiscal 2017 financial results (the “Effective Date”). The number of PSUs granted will be determined based on the closing market price of the Company’s common shares on the New York Stock Exchange on the Effective Date.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARDEN RESTAURANTS, INC.

By:	/s/ Anthony G. Morrow
Anthony G. Morrow
Assistant Secretary
Date: June 23, 2017

3